UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2019

INLAND RESIDENTIAL PROPERTIES TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-55765 (Commission File Number)	80-0966998 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 1.01.	Entry into a Material Definitive Agreement.

On February 19, 2019, IRESI Montgomery Mitylene, L.L.C. (the “Mitylene Subsidiary”), an indirect wholly owned subsidiary of Inland Residential Properties Trust, Inc. (the “Company”), and B & M Development Company, L.L.C., an unaffiliated third party (the “Buyer”), entered into a second amendment (the "Amendment") to the agreement between those parties dated December 21, 2018, as amended by the first amendment thereto dated January 23, 2019 (the "Agreement"), to sell the property located at 8850 Crosswind Drive, Montgomery, Alabama, commonly known as “Verandas at Mitylene” (the “Property”) to the Buyer. The entry into the Agreement and its material terms were previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchanges Commission (“SEC”) on December 28, 2018, and the entry into the first amendment to the Agreement and its material terms were previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on January 25, 2019.

The Amendment extends the due diligence period only for the Buyer to complete its equity structure for the transaction from February 19, 2019 to February 22, 2019, which includes the Buyer entering into certain operating agreements with a joint venture partner unaffiliated with the Company. If the Buyer is unable to complete its equity structure for the transaction, the Buyer may terminate the Agreement by providing written notice to the Mitylene Subsidiary by February 22, 2019. Upon termination, the earnest money of $500,000 will be returned to the Buyer, and no party to the Agreement will have any further liability to the other, other than the Buyer's obligations to: repair any damage to the Property resulting from the Buyer’s inspection of the Property; indemnify the tenants of the Property, the Mitylene Subsidiary and its affiliates against liability arising from the Buyer’s inspection or investigations at the Property; and return to the Mitylene Subsidiary, or confirm destruction of, all documents provided by the Mitylene Subsidiary with respect to the Property, each pursuant to the terms of the Agreement.

The foregoing summary description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which will be filed as an exhibit to a future filing by the Company with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND RESIDENTIAL PROPERTIES TRUST, INC.

Date:	February 22, 2019	By:	/s/ Mitchell A. Sabshon
		Name:	Mitchell A. Sabshon
		Title	President and Chief Executive Officer